UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 11, 2007

Sucampo Pharmaceuticals, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33609	13-3929237
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4520 East-West Highway, Suite 300
Bethesda, Maryland	20814
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (301) 961-3400

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
     On December 11, 2007, the Compensation Committee of the Board of Directors of Sucampo Pharmaceuticals, Inc. approved a number of agreements with Ronald W. Kaiser, its current Chief Financial Officer, in connection with the previously announced transition plan for the position of Chief Financial Officer. These agreements include:
•	A Separation Agreement and General Release, providing for a separation payment of $50,000 payable in a lump sum if Mr. Kaiser remains employed by Sucampo as Chief Executive Officer through December 31, 2007. Mr. Kaiser will also be eligible for a discretionary management bonus for his service to Sucampo in 2007 in accordance with the management bonus program for all executives.

•	A Consulting Agreement, under which Mr. Kaiser will provide consulting services to the senior management of Sucampo on an as-requested basis commencing January 2, 2008 regarding matters of corporate finance, the implementation of public company financial controls and reporting practices and financial filings. Mr. Kaiser will be available to provide these services at least four days per month but not more than six days per month. He will be compensated at a rate of $200 per hour, or $1,500 per day if engaged on a daily basis, and he will receive reimbursement of specified expenses. If Mr. Kaiser satisfies his obligations under this agreement through March 31, 2008, he will be entitled to an additional payment of $50,000. The agreement is terminable by either party upon ten days written notice to the other.

•	A non-qualified stock option, permitting Mr. Kaiser to purchase up to 10,000 shares of class A common stock of Sucampo at a price of $14.12 per share. This option vests as to 5,000 shares on December 31, 2007 if Mr. Kaiser remains employed through that date, and as to the remaining 5,000 shares on March 31, 2008 if Mr. Kaiser has fulfilled his obligations through that date under the Consulting Agreement.
     On December 11, 2007, the Compensation Committee of the Board of Directors of Sucampo also approved a salary increase for Mariam E. Morris, Sucampo’s Chief Accounting Officer and Treasurer, to be effective on January 1, 2008 when she becomes the Chief Financial Officer of Sucampo. Ms. Morris’ annual salary will be increased to $220,000 at that time. On December 14, 2007, Sucampo entered into an amendment to its employment agreement with Ms. Morris to reflect that she will become the Chief Financial Officer effective January 1, 2008 and to reflect her salary increase at that time.
     A copy of the amendment to Ms. Morris’ employment agreement is filed herewith as Exhibit 10.1, and the summary description of that amendment set forth above is qualified by reference to the complete amendment as filed.
     As previously disclosed, on October 3, 2007, the Compensation Committee of Sucampo’s Board of Directors approved amendments to the employment agreements between Sucampo and four of its executive officers. These amendments were executed between December 5, 2007 and December 10, 2007. These amendments increased from two months to six months the amount of base salary the executive will receive as severance, in a lump sum payment, in the event his or her employment is terminated by Sucampo without cause or upon the disability of the executive or in the event the executive terminates his or her employment for specified good reasons, as well as the period over which the executive will be entitled to receive reimbursement for the cost of continued health insurance coverage after termination. In addition, these amendments increased from four months to twelve months the amount of base salary the executive will receive as severance, in a lump sum payment, in the event his or her employment is terminated without cause within 18 months of a change of control of Sucampo. The executive officers whose employment agreements were amended were: Mariam E. Morris, Chief Accounting Officer and Treasurer; Brad E. Fackler, Executive Vice President of Commercial Operations; Gayle R. Dolecek, Senior Vice President of Research and Development; and Kei S. Tolliver, Vice President of Business Development and Company Operations and Secretary.

     Copies of these amendment are filed herewith as Exhibits 10.2, 10.3, 10.4 and 10.5 and the summary descriptions of those amendment set forth above are qualified by reference to the complete amendments as filed.
     As previously disclosed, on October 17, 2007, the Compensation Committee of Sucampo’s Board of Directors approved an amendment to the Employment Agreement, dated June 16, 2006, between Sucampo and Dr. Ryuji Ueno, its Chief Executive Officer. That amendment was executed as of November 26, 2007. This amendment removed the provision contained in the Employment Agreement that prohibited Dr. Ueno from receiving stock options and other equity awards from Sucampo as long as he and his wife continue to own collectively at least 50% of the class A common stock and class B common stock of Sucampo.
     A copy of this amendment to Dr. Ueno’s Employment Agreement is filed herewith as Exhibit 10.6 and the summary description of that amendment set forth above is qualified by reference to the complete amendment as filed.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

10.1	Amendment to employment agreement, dated December 14, 2007, between the registrant and Mariam E. Morris.
10.2	Amendment to employment agreement, dated December 10, 2007, between the registrant and Mariam E. Morris.
10.3	Amendment to employment agreement, dated December 7, 2007, between the registrant and Brad E. Fackler.
10.4	Amendment to employment agreement, dated December 6, 2007, between the registrant and Gayle R. Dolecek.
10.5	Amendment to employment agreement, dated December 5, 2007, between the registrant and Kei S. Tolliver.
10.6	Amendment to employment agreement, dated November 26, 2007, between the registrant and Dr. Ryuji Ueno.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUCAMPO PHARMACEUTICALS, INC.
Date: December 14, 2007	By:	/s/ RYUJI UENO
		Name:	Ryuji Ueno
		Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amendment to employment agreement, dated December 14, 2007, between the registrant and Mariam E. Morris.
10.2	Amendment to employment agreement, dated December 10, 2007, between the registrant and Mariam E. Morris.
10.3	Amendment to employment agreement, dated December 7, 2007, between the registrant and Brad E. Fackler
10.4	Amendment to employment agreement, dated December 6, 2007, between the registrant and Gayle R. Dolecek.
10.5	Amendment to employment agreement, dated December 5, 2007, between the registrant and Kei S. Tolliver.
10.6	Amendment to employment agreement, dated November 26, 2007, between the registrant and Dr. Ryuji Ueno.